As filed with the Securities and Exchange Commission on August 28, 2013
Registration No. 333-190701

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________________________________

AMENDMENT NO. 1 TO
FORM S-3

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
______________________________________________________

ASCENT SOLAR TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	20-3672603
(State or jurisdiction of	(IRS Employer
incorporation or organization)	Identification No.)

12300 North Grant Street
Thornton, Colorado 80241
(720) 872-5000
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Gary Gatchell
12300 North Grant Street
Thornton, Colorado 80241
(720) 872-5000
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:
James Carroll
Faegre Baker Daniels LLP
1470 Walnut Street, Suite 300
Boulder, Colorado 80304
(303) 447-7700
_____________________________________________________

Approximate date of commencement of proposed sale to the public:  From time to time after this registration statement becomes effective as determined by market conditions and other factors.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box: ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box: ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See definitions of “large accelerated filer,” “accelerated filer,” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☒

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE
Ascent Solar Technologies, Inc. is filing this pre-effective Amendment No. 1 (this “Amendment”) to the Registration Statement on Form S-3 (Registration No. 333-190701) (the “Registration Statement”) as an exhibit-only filing to file Exhibit 10.5 and to amend and restate the list of exhibits set forth in Item 16 of Part II of the Registration Statement. Accordingly, this Amendment consists only of the facing page, this explanatory note, Item 16 of Part II of the Registration Statement, the signature pages to the Registration Statement, the exhibit index and the filed Exhibit 10.5. The prospectus and the balance of Part II of the Registration Statement are unchanged and have been omitted.

Item 16. Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.2 to our Registration Statement on Form SB-2 filed January 23, 2006 (Reg. No. 333-131216), as amended)
3.2	Certificate of Amendment to the Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to our quarterly report on Form 10-Q filed November 10, 2011)
3.3	Second Amended and Restated Bylaws (incorporated by reference to Exhibit 3.2 to our Current Report on Form 8-K filed on February 17, 2009)
3.4	First Amendment to Second Amended and Restated Bylaws (incorporated by reference to Exhibit 3.3 to our Quarterly Report on Form 10-Q for the quarter ended September 30, 2009)
4.1	Form of common stock certificate (incorporated by reference to Exhibit 4.1 to our Registration Statement on Form SB-2 filed January 23, 2006 (Reg. No. 333-131216), as amended)
4.2
Certificate of Designations of Series A Preferred Stock certificate (incorporated by reference to Exhibit 4.2 to our Registration Statement on Form S-3 filed July 1, 2013 (Reg. No. 333-189739), as amended)

4.3	Form of Warrant certificate (incorporated by reference to Exhibit 4.3 to our Registration Statement on Form S-3 filed July 1, 2013 (Reg. No. 333-189739), as amended)
5.1	Opinion of Faegre Baker Daniels LLP**
10.1
Stock Purchase Agreement, dated April 26, 2013, between the Company and Foo Joo Loong (incorporated by reference to Exhibit 10.1 to our Registration Statement on Form S-3 filed July 1, 2013 (Reg. No. 333-189739), as amended)

10.2
Securities Purchase Agreement, dated June 17, 2013, between the Company and Seng Wei Seow (incorporated by reference to Exhibit 10.2 to our Registration Statement on Form S-3 filed July 1, 2013 (Reg. No. 333-189739), as amended)

10.3
First Amendment dated August 7, 2013 to Securities Purchase Agreement and Registration Rights Agreement (incorporated by reference to Exhibit 10.1 to our Current Report on Form 8-K filed on August 7, 2013)

10.4	Second Amendment dated August 13, 2013 to Securities Purchase Agreement (incorporated by reference to Exhibit 10.1 to our Current Report on Form 8-K filed on August 15, 2013)
10.5	Framework Agreement, dated July 2, 2013, between the Company and the Government of the Municipal City of Suqian in Jiangsu Province, China*
23.1	Consent of Hein & Associates LLP**
23.3	Consent of Faegre Baker Daniels LLP (included in Exhibit 5.1)
24.1	Power of Attorney (included in signature page)

* Filed herewith.

** Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Thornton, Colorado on August 28, 2013.

Ascent Solar Technologies, Inc.

By:	/s/ VICTOR LEE
Victor Lee
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this amendment no. 1 to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ VICTOR LEE	President & Chief Executive Officer	August 28, 2013
Lee Kong Hian (aka Victor Lee)	Director (Principal Executive Officer)

/s/ GARY GATCHELL	Chief Financial Officer (Principal financial	August 28, 2013
Gary Gatchell	and accounting officer)

*	Chairman of the Board of Directors	August 28, 2013
Amit Kumar, Ph.D.

*	Director	August 28, 2013
Kim J. Huntley

*	Director	August 28, 2013
G. Thomas Marsh

Director
Xu Biao (aka Winston Xu)

* By /s/ GARY GATCHELL
Gary Gatchell,
as Attorney-in-Fact

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.2 to our Registration Statement on Form SB-2 filed January 23, 2006 (Reg. No. 333-131216), as amended)
3.2	Certificate of Amendment to the Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to our quarterly report on Form 10-Q filed November 10, 2011)
3.3	Second Amended and Restated Bylaws (incorporated by reference to Exhibit 3.2 to our Current Report on Form 8-K filed on February 17, 2009)
3.4	First Amendment to Second Amended and Restated Bylaws (incorporated by reference to Exhibit 3.3 to our Quarterly Report on Form 10-Q for the quarter ended September 30, 2009)
4.1	Form of common stock certificate (incorporated by reference to Exhibit 4.1 to our Registration Statement on Form SB-2 filed January 23, 2006 (Reg. No. 333-131216), as amended)
4.2
Certificate of Designations of Series A Preferred Stock certificate (incorporated by reference to Exhibit 4.2 to our Registration Statement on Form S-3 filed July 1, 2013 (Reg. No. 333-189739), as amended)

4.3	Form of Warrant certificate (incorporated by reference to Exhibit 4.3 to our Registration Statement on Form S-3 filed July 1, 2013 (Reg. No. 333-189739), as amended)
5.1	Opinion of Faegre Baker Daniels LLP**
10.1
Stock Purchase Agreement, dated April 26, 2013, between the Company and Foo Joo Loong (incorporated by reference to Exhibit 10.1 to our Registration Statement on Form S-3 filed July 1, 2013 (Reg. No. 333-189739), as amended)

10.2
Securities Purchase Agreement, dated June 17, 2013, between the Company and Seng Wei Seow (incorporated by reference to Exhibit 10.2 to our Registration Statement on Form S-3 filed July 1, 2013 (Reg. No. 333-189739), as amended)

10.3
First Amendment dated August 7, 2013 to Securities Purchase Agreement and Registration Rights Agreement (incorporated by reference to Exhibit 10.1 to our Current Report on Form 8-K filed on August 7, 2013)

10.4	Second Amendment dated August 13, 2013 to Securities Purchase Agreement (incorporated by reference to Exhibit 10.1 to our Current Report on Form 8-K filed on August 15, 2013)
10.5	Framework Agreement, dated July 2, 2013, between the Company and the Government of the Municipal City of Suqian in Jiangsu Province, China*
23.1	Consent of Hein & Associates LLP**
23.3	Consent of Faegre Baker Daniels LLP (included in Exhibit 5.1)
24.1	Power of Attorney (included in signature page)

* Filed herewith.

** Previously filed.